SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): June 18, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

On July 2, 2004 the Company filed a Current Report on Form 8-K reporting under Item 2 the acquisition by the Company of assets from EiC Corporation.  The description of the acquisition in Item 2.01 below is reprinted verbatim from Item 2 of the original Form 8-K for the convenience of the reader and such description has not been amended.  The purpose of this Form 8-K/A is solely to amend the Form 8-K filed on July 2, 2004 to include the financial information required by Item 9.01(a) Financial Statements and 9.02(b) Pro Forma Financial Information of Form 8-K which was omitted from the original filing and is being filed herewith within 60 days after the date of the original Form 8-K filing as permitted by Form 8-K.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On June 18, 2004 (the “Closing Date”), WJ Communications, Inc., a Delaware corporation (the “Company”) completed its acquisition of assets from EiC Corporation, a California corporation (“EiC”) and EiC Enterprises Limited (“EiC Enterprises” and together with EiC, the “Seller”).  Pursuant to an Asset Purchase Agreement, dated June 3, 2004, as amended June 18, 2004, by and between the Company and the Seller (the “Purchase Agreement”), the Company purchased, subject to the terms and conditions of the Purchase Agreement, the infrastructure business and associated assets of the Seller (the “Assets”).

EiC designs, develops, manufactures and markets proprietary radio frequency integrated circuits primarily for wireless communications products (the “Line”).  The Company purchased from the Seller all of the assets necessary for the conduct of the business of the Line as of the Closing Date, consisting primarily of, and including, but not limited to, a patent, patent applications and the 5V, 12V and 28V processes used in the Seller’s infrastructure business.  The 12V process and 28V process are solely developed for use in the Line.  The 5V process is also used to build other products that are not part of the Line.  The Company hired 35 former employees of EiC to assist the Company with the conduct of the business of the Line after the Closing Date.

The Company acquired the Assets for consideration (the “Closing Consideration”) consisting of cash in the amount of $10.0 million, which was paid out of the Company’s cash reserves on the Closing Date, and 737,000 shares of the Company’s Common Stock (the “Shares”).  Under the Purchase Agreement, the Company did not assume any material debts or liabilities of the Seller.  Of the Closing Consideration, cash in the amount of $1.5 million and 294,118 shares are being held in escrow with respect to any indemnification matter under the Purchase Agreement.  The escrow described above is qualified by reference to the Escrow Agreement, a copy of which is attached as an exhibit to the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

In addition to the Closing Consideration, EiC may be entitled to further compensation of up to $14.0 million in cash and shares of the Company’s Common Stock if certain revenue and gross margin targets are achieved by the Company by March 31, 2005 and March 31, 2006 (together with the Closing Consideration, hereinafter referred to as the “Consideration”).

The Consideration the Company paid to the Seller pursuant to the Purchase Agreement was determined pursuant to arms’ length negotiations and the Company’s management relied on representations made by management of the Seller and other documents and information provided to the Company.  The Company’s management considered various factors to determine the amount of consideration appropriate for the acquisition of the Assets and the Line, including, the relative value of the Assets and the Line, the present and past use of the Assets by the Seller in the conduct of the business of the Line, the future potential value of the Assets and the Line to the Company and the potential benefit of the transaction to the Company’s stockholders.  The Company intends to use the Assets to produce products associated with the Line and to develop additional commercially salable products.

The Shares were issued to the Seller without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering based on, among other factors, representations made by the recipients of such shares to the Company and the information made available to the recipients of the Shares.  Under the Purchase Agreement, however, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement under the Securities Act, and the securities laws of any applicable states, no later than six months after the Closing Date, covering the resale by Seller of up to 442,882 shares of the Company’s Common Stock.  A copy of the Registration Rights Agreement describing all obligations of the Company associated therewith is attached hereto as Exhibit 4.1 and incorporated by reference herein (the

“Registration Rights Agreement”).  The foregoing description of registration rights is qualified in its entirety by reference to the Registration Rights Agreement. The Seller is restricted from selling the Shares in accordance with the Lock-up Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated by reference herein.

The summary of the transaction described above is qualified by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements

The audited consolidated financial statements of the Seller for the year ended December 31, 2003, which are required by paragraph (a) of Item 9.01 of Form 8-K with respect to the acquisition of assets of the Seller by the Company, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2.

(b)           Pro Forma Financial Information

The pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K with respect to the acquisition is furnished as part of this Current Report on Form 8-K/A as Exhibit 99.3.

(c)           Exhibits

2.1*

Asset Purchase Agreement by and among WJ Communications, Inc., EiC Corporation and EiC Enterprises Limited dated June 3, 2004. (Previously filed with the Securities and Exchange Commission on July 2, 2004 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

2.2

Amendment to Asset Purchase Agreement by and among WJ Communications, Inc., EiC Corporation and EiC Enterprises Limited dated June 18, 2004. (Previously filed with the Securities and Exchange Commission on July 2, 2004 as Exhibit 2.2 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

4.1

Registration Rights Agreement by and among WJ Communications, Inc., EiC Corporation and EiC Enterprises Limited dated June 18, 2004. (Previously filed with the Securities and Exchange Commission on July 2, 2004 as Exhibit 4.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

4.2

Seller Lock-up Agreement by EiC Corporation and EiC Enterprises Limited dated June 18, 2004. (Previously filed with the Securities and Exchange Commission on July 2, 2004 as Exhibit 4.2 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

10.1*

Supply Agreement by and between WJ Communications, Inc. and EiC Corporation dated June 18, 2004. (Previously filed with the Securities and Exchange Commission on July 2, 2004 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

23.1+	Consent of PricewaterhouseCoopers LLP, independent accountants of EiC Enterprises Limited.

99.1

Press Release of the Company dated June 21, 2004. (Previously filed with the Securities and Exchange Commission on June 22, 2004 as Exhibit 99.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein.).

99.2+	Audited consolidated financial statements of EiC Enterprises Limited for the year ended December 31, 2003.

99.3+	Unaudited pro forma combined condensed financial statements giving effect to the combination of the Company and EiC Enterprises Limited.

The following schedules, exhibits and annexes to the Asset Purchase Agreement have been omitted. The Company will furnish supplementally copies of the omitted schedules, exhibits and annexes to the Commission upon request.

Schedule A	Seller’s Infrastructure and Wafer Fab Product Line
Schedule 1.01	Exclusions from Transferred Assets
Schedule 1.01(b)	Furniture, Fixtures and Equipment
Schedule 1.01(c)	Customer Accounts
Schedule 1.01(d)	Vendor and Supplier Lists
Schedule 1.01(f)	Assumed Contracts
Schedule 1.01(h)	Software
Schedule 1.01(i)	Intellectual Property Purchased by Buyer
Schedule 1.01(i)(a)	Intellectual Property Retained by Seller
Schedule 1.02	Unpaid Invoices
Schedule 1.03(d)	Earnout Products
Schedule 1.04	Purchase Price Allocation
Schedule 2.01(c)	Title to Personal Property
Schedule 2.01(d)	Lease
Schedule 2.01(e)	EiC Contracts
Schedule 2.01(h)	Customer Base
Schedule 2.01(i)	EiC Compliance with Laws
Schedule 2.01(j)	EiC Consents
Schedule 2.01(l)	Labor Matters
Schedule 2.01(m)	Financial Statements
Schedule 2.01(o)	Taxes
Schedule 2.01(p)	Seller’s Intellectual Property
Schedule 2.01(q)	Permits and Licenses
Schedule 2.01(r)	Tangible Assets
Schedule 2.01(u)	Environmental Representations
Schedule 2.02(d)	EiC Enterprises Contracts
Schedule 2.02(g)	EiC Enterprises Compliance with Laws
Schedule 2.03(c)	Buyer Consents
Schedule 3.01	Patent Licensed by Buyer to EiC Enterprises
Schedule 3.02	Patents and Processes Licensed by EiC Enterprises to Buyer
Schedule 3.11	Employees to Interview
Schedule 3.12	Employees to receive Change of Control Payments
Exhibit 3.01	Seller License Agreement
Exhibit 3.02(a)	Buyer/EiC Enterprises Licenses Agreement
Exhibit 3.02(b)	Trademark License Agreement
Exhibit 3.04	Eutrend Services Agreement
Exhibit 3.06	Sublease Agreement
Exhibit 3.11	Confidentiality Proprietary and Information Agreement
Exhibit 3.12(a)	Change of Control Agreement
Exhibit 3.12(b)	Investment Representation Agreement
Exhibit 5.02(i)	Stockholder Acknowledgement and Release
Exhibit 5.02(q)(i)(a)	Bill of Sale
Exhibit 5.02(q)(i)(b)	Patent Assignment
Exhibit 5.02(s)(a)	Opinion of Counsel to EiC
Exhibit 5.02(s)(b)	Opinion of Counsel to EiC Enterprises
Exhibit 5.02(v)	PAM Wafer Specifications
Exhibit 5.03(d)	Opinion of Counsel to Buyer

*              Confidential treatment has been requested for portions of this exhibit.

+              Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer

Dated: September 1, 2004